UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

PureCycle Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Avenue, Suite 106
Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 877 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to PCT Public and Private Warrants

On February 25, 2026, PureCycle Technologies, Inc. (the “Company”) entered into a supplemental agreement (the “PCT Warrants Supplemental Warrant Agreement”) to that certain Warrant Agreement (the “Original PCT Warrant Agreement”), dated as of May 4, 2020, by and between Roth CH Acquisition I Co. (now known as PureCycle Technologies Holding Corp., a wholly owned direct subsidiary of the Company) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), which relates to the outstanding public and private warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), with an exercise price of $11.50 per share and which had an original expiration date of March 17, 2026 (the “PCT Warrants”), unless a date was fixed for the redemption of the PCT Warrants, if earlier. Pursuant to the terms of the Original PCT Warrant Agreement, and upon the approval of the Company’s board of directors (the “Board”), the Company entered into the PCT Warrants Supplemental Warrant Agreement in order to extend the expiration date of the PCT Warrants to the earlier of (a) 5:00 p.m. (New York City time) on June 17, 2026, or (b) the date fixed for the redemption of the PCT Warrants. Such amendments will be effective as of March 17, 2026.

Amendments to PCT Series A Warrants

In connection with the amendment of the PCT Warrants, the Board also approved certain amendments to the terms of the Company’s outstanding Series A warrants to purchase Common Stock with an exercise price of $11.50 per share and which had an original expiration date of March 17, 2026 (the “Series A Warrants”), subject to the consent of a requisite number of holders under the terms of the Series A Warrants and conditioned upon the Company’s entry into a supplemental agreement with the Warrant Agent, as warrant agent for the Series A Warrants. On February 20, 2026, the Company received the written consent of the holders of a requisite number of Series A Warrants to extend the expiration date of the Series A Warrants to the earlier of (a) 5:00 p.m. (New York City time) on March 17, 2027, or (b) the date fixed for the redemption of the Series A Warrants. Additionally, pursuant to the terms of the Series A Warrants, the Company and the consenting Series A Warrant holders agreed to amend the terms of the Series A Warrants held by such consenting Series A Warrant holders, which constitutes all of the Series A Warrants, to reduce the trading price required for the Company to redeem such Series A Warrants, subject to the other terms and conditions contained in the Series A Warrants, from $18.00 to $14.38 per share of the Company’s Common Stock for any 20 trading days in a 30 trading day period. On February 25, 2026, the Company and the Warrant Agent entered into a supplemental agreement to that certain Warrant Agency Agreement, dated as of September 2, 2022 (the “Series A Supplemental Warrant Agreement”), between the Company and the Warrant Agent, in order to memorialize the foregoing amendments, which will be effective as of March 17, 2026.

The foregoing descriptions of the PCT Warrants Supplemental Warrant Agreement and the Series A Supplemental Warrant Agreement are qualified in their entirety by reference to such agreements, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2026, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the fiscal year ended December 31, 2025, and certain other information.

The information contained in Item 7.01 concerning the presentation to Company’s investors is hereby incorporated into this Item 2.02 by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2026, the Company will appoint Donald Carpenter, 44, as the Company’s Chief Financial Officer (“CFO”). Mr. Carpenter currently serves as the Company’s Senior Vice President-Finance.

Mr. Carpenter has served as the Company’s Senior Vice President-Finance since January 2026 and Vice President-Finance, from April 2022 through December 2025. Mr. Carpenter previously served as Director, Finance Strategy & Director, Global Treasury at LyondellBasell Industries N.V., a multinational chemical company, from 2012 until April 2022. Mr. Carpenter has a Masters in Business Administration and a Bachelors Degree in Accounting and Management Information Systems, both from Sam Houston State University.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Carpenter and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Carpenter and any other person pursuant to which Mr. Carpenter was selected as CFO. Mr. Carpenter has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Carpenter will receive an annual base salary of $400,000, will be eligible to participate in the Company’s 2026 short-term annual incentive plan (“STI”), with a target payment of seventy percent (70%) of his base salary, and will participate in the long-term incentive plan, with a grant date value equal to one hundred percent (100%) of his base salary beginning in 2027. Mr. Carpenter’s 2026 STI award will not be pro-rated based on his salary and STI target in effect prior to March 1, 2026. Mr. Carpenter will be eligible to participate in the Company’s Executive Officer Severance Plan.

Mr. Carpenter will replace Jaime Vasquez, who had served as the Company’s CFO since February 19, 2024. Mr. Vasquez is retiring from the Company and the effective date of his retirement is March 1, 2026.

Item 7.01 Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain investors of the Company on February 26, 2026 and may be used by the Company in various other presentations to investors.

Item 8.01 Other Events.

Consent Solicitation

The Company intends to file a preliminary consent solicitation statement on Schedule 14A (the “Preliminary Consent Solicitation Statement”) with the Securities and Exchange Commission (the “SEC”) to obtain the written consent of holders of at least 51% of the PCT Warrants (the “Consent”) to approve an amendment (the “Amendment”) to the Original PCT Warrant Agreement (as amended by the PCT Warrants Supplemental Warrant Agreement, the “Amended PCT Warrant Agreement”).

Under the Amended PCT Warrant Agreement, the PCT Warrants will expire on the earlier of (a) 5:00 p.m. (New York City Time) on June 17, 2026, or (b) the date fixed for the redemption of the PCT Warrants (the “PCT Warrant Expiration Date”). Additionally, the Amended PCT Warrant Agreement provides for the redemption of the PCT Warrants at the Company’s option any time prior to their expiration at the price of $0.01 per PCT Warrant, provided that the last sales price of the shares of Common Stock has been equal to or greater than $18.00 per share (subject to adjustment for splits, dividends, recapitalizations and other similar events) (the “Redemption Trigger Price”) for any 20 trading days within a 30 trading day period. The Amendment, if approved and executed, will reduce the Redemption Trigger Price from $18.00 per share to $14.38 per share. Furthermore, if the Amendment is approved, the Board will take the actions necessary to extend the PCT Warrant Expiration Date to the earlier of (a) 5:00 p.m. (New York City time) on March 17, 2027, or (b) the date fixed for the redemption of the PCT Warrants.

The Company expects to file the Preliminary Consent Solicitation Statement with the SEC on or about March 16, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit Number	Description of Exhibit
4.1	PCT Warrants Supplemental Warrant Agreement, dated as of February 25, 2026, by and between the Company and Continental Stock Transfer & Trust Company
4.2	Series A Supplemental Warrant Agreement, dated as of February 25, 2026, by and between the Company and Continental Stock Transfer & Trust Company (containing an updated form of Series A Warrant)
10.1	Retirement Agreement by and between PureCycle Technologies, Inc., and Jaime Vasquez, dated February 23, 2026
99.1	Press Release by PureCycle Technologies, Inc., dated February 26, 2026
99.2	PureCycle Technologies, Inc. Presentation to Investors
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements about the continued execution of the Company’s business plan and planned future updates. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Risks and uncertainties are identified and discussed in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Important Information and Where to Find It

In connection with the proposed Amendment, the Company intends to file with the SEC the Preliminary Consent Solicitation Statement and mail a definitive consent solicitation statement on Schedule 14A and other relevant documentation to the holders of the PCT Warrants. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Amendment and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Amendment. Holders of PCT Warrants and other interested persons are advised to read, when available, the Preliminary Consent Solicitation Statement and any amendments thereto, and the definitive consent solicitation statement on Schedule 14A in connection with the solicitation of consents to approve the Amendment because these materials will contain important information about the Company and the proposed Amendment. The definitive consent solicitation statements will be mailed to holders of PCT Warrants as of a record date to be established by the Company’s board. Holders of PCT Warrants will also be able to obtain a copy of the Preliminary Consent Solicitation Statement and the definitive consent solicitation statement once they are available, without charge, at the SEC’s website at http://sec.gov or by sending a written request to PureCycle Technologies, Inc., 20 North Orange Avenue, Suite 106, Orlando, Florida 32801, Attention: Corporate Secretary.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2026 Annual Meeting. The participants in the solicitation of proxies in connection with the 2026 Annual Meeting are currently anticipated to be the Company, Dustin Olson, Brad Kalter, Jaime Vasquez, Donald Carpenter, Steven Bouck, Tanya Burnell, Daniel Coombs, Daniel Gibson, Allen Jacoby, Dr. Siri Jirapongphan, Valerie Mars and Fernando Musa.

Certain information about the compensation of the Company’s named executive officers and non-employee directors and their holdings’ of the Company’s Common Stock is set forth in the sections entitled “Director Compensation,” “2024 Director Compensation” and “Stock Ownership of Major Stockholders, Executive Officers and Directors,” respectively, in the Company’s definitive proxy statement, dated March 28, 2025, for its 2025 annual meeting of shareholders as filed with the SEC on Schedule 14A, available here, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on the date hereof, available on the SEC's website at www.SEC.gov. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”) and Statements of Change in Ownership on Form 4 (“Form 4”) filed with the SEC, including: the Form 3s filed on November 6, 2025 for Dr. Jirapongphan (available here) and January 26, 2026 for Ms. Mars (available here), and the Form 4s filed on May 22, 2025, June 17, 2025, July 9, 2025, August 6, 2025, February 19, 2026 and February 23, 2026 for Mr. Olson (available here, here, here, here, here and here), July 9, 2025, August 15, 2025, September 24, 2025, February 19, 2026 and February 23, 2026 for Mr. Kalter (available here, here, here, here and here), February 23, 2026 for Mr. Vasquez (available here), May 9, 2025 for Mr. Bouck (available here), May 9, 2025 for Ms. Burnell (available here), May 9, 2025 for Mr. Coombs (available here), May 12, 2025 and June 23, 2025 for Mr. Gibson (available here and here), May 9, 2025 for Mr. Jacoby (available here), November 6, 2025 for Dr. Jirapongphan (available here), January 26, 2026 for Ms. Mars (available here), and May 9, 2025 and December 23, 2025 for Mr. Musa (available here and here).

Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2026 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	February 26, 2026	By:	/s/ Brad Kalter
Brad Kalter, General Counsel, Chief Compliance Officer and Corporate Secretary